UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2006

VERDANT TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-50993 (Commission File Number)	20-1680252 (IRS Employer Identification No.)

Two Allen Center, 1200 Smith Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices)                                                   (Zip Code)

Registrant’s telephone number, including area code (713) 546-9000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

On May 19, 2006, the registrant engaged Jewett, Schwartz & Associates (“Jewett”) to serve as the registrant’s independent registered public accountants for the fiscal year ending December 31, 2005. Also on that date, Bongiovanni & Associates, P.A. (“Bongiovanni”) was dismissed as the registrant’s independent registered public accounting firm. The registrant decided to engage Jewett as its experience was more closely aligned with the registrant’s future business operations. The registrant’s board of directors approved both actions.

The audit report of Bongiovanni on the financial statements as of December 31, 2004 and for the two years then ended contained a separate paragraph stating: “The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company has suffered recurring losses and has yet to generate an internal cash flow that raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are described in Note G. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.” There were no other adverse opinions, disclaimers of opinions, or qualifications or modifications as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and the subsequent interim period through May 19, 2006, there were no disagreements with Bongiovanni on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Bongiovanni, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The registrant has requested Bongiovanni to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter is being filed as an exhibit to this Form 8-K.

There were no other “reportable events” as that term is described in Item 304(a)(1)(iv) of Regulation S-B occurring within the registrant’s two most recent fiscal years and the subsequent interim period ending May 19, 2006.

During the registrant’s two most recent fiscal years and through May 19, 2006, the date prior to the engagement of Jewett, neither the registrant nor anyone on its behalf consulted Jewett regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant’s consolidated financial statements.

Item 9.01     Financial Statements and Exhibits

Regulation S-K Number	Document
16.1	Letter from Bongiovanni & Associates, P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERDANT TECHNOLOGY CORPORATION
June 7, 2006	By: /s/ David James Curd David James Curd Chief Executive Officer

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